GUARDIAN INTERNATIONAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 1994


1.  SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

    A.  Operations

        Guardian International, Inc. ("The Company") operates a central monitoring alarm station which services customer accounts and those accounts owned by security system dealers.

    B.  Income Taxes

        The Company, with the consent of its stockholders, has elected to be treated as an S Corporation under the provisions of the Internal Revenue Code. Under these provisions, the income or loss of the corporation is included in the income tax returns of the individual stockholders. Accordingly, no income tax provision or benefit has been reflected in the accompanying financial statements.

    C.  Property and Equipment

        Property and Equipment are stated at cost. Depreciation is computed using accelerated methods over the estimated useful lives of the assets.

    D.  Customer Accounts

        Customer Accounts purchased from alarm dealers are reflected at cost. The purchase price of the contract is amortized on a straight line basis over the shorter of the term of the contract (usually five years) or life of the customer account.

      E. Revenues

         Revenues from monitoring alarm services are recognized when service is rendered. Amounts paid in advance are deferred and recognized as revenue in the period service occurs. Revenues from installation of alarm systems are recognized in the period installed.

2.  ACQUISITION OF CUSTOMER ACCOUNTS

         During the year ended December 31, 1994, the Company purchased $540,211 of customer accounts from various independent alarm dealers. At December 31, 1994, the Company owed $80,510 in connection with of these acquisitions which is included in the balance sheet as "Acquisition contracts payable".

3.    LINE OF CREDIT

         In November 1994, the Company entered into a $7 million credit agreement with a financial institution for the purpose of borrowing funds to purchase customer accounts. Borrowings under the agreement bear interest at 4% above prime plus a funding fee of 1% of any amounts borrowed. The loan is collateralized by the Company's assets and matures on November 30, 1999. The principal shareholders of the Company have personally guaranteed $700,000 of the loan and pledged their stock as collateral. The agreement contains certain conditions including, but not limited to, restrictions related to indebtedness, net worth and distribution payments to shareholders.

         In connection with the loan agreement, the Company has agreed to pay the lender a "Capital Appreciation Payment", if a market event occurs (i.e. merger or consolidation, sale or disposition of the Company or 20% of the number of outstanding common shares, etc.). The payment is determined based on a percentage (approximately 25%) of the fair value of the Company's common stock and after deducting $1 million plus any capital contributions by the principal shareholders for the purchase of additional shares of common stock.


4.    RELATING PARTY TRANSACTIONS

      A.   Leased Facilities

         The Company rents on a month to month basis its monitoring facilities from an affiliate which is owned by the principal shareholders of the Company. The informal agreement required lease payments of approximately $50,000 during 1994. Lease payments for the facilities in 1995 are estimated to be $35,000.

      B. Consulting Agreement

           In May 1994, the Company entered into an agreement with a consultant to provide advisory services at a fee of $400 per week (subject to increases by the Board of Directors) through April 15, 1995 at which time agreement is to be renegotiated. In addition, the Consultant shall be entitled to receive up to 10% of the amount of common stock then outstanding for securing new customer accounts (as defined) or in the event the Company has a public offering; sells its assets or merges with other entity.

                          GUARDIAN INTERNATIONAL, INC.

                  FINANCIAL STATEMENTS AS OF DECEMBER 31, 1994

                  TOGETHER WITH REPORT OF INDEPENDENT AUDITORS

                         REPORT OF INDEPENDENT AUDITORS


To the Stockholders of
  Guardian International, Inc:

We have audited the accompanying balance sheet of Guardian International, Inc. (a Florida S corporation) as of December 31, 1994, and the related statements of operations, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guardian International, Inc. as of December 31, 1994 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

                                       McKEAN, PAUL, CHRYCY, FLETCHER & CO.


March 14, 1995

                                           GUARDIAN INTERNATIONAL, INC.
                                                   BALANCE SHEET
                                                 DECEMBER 31, 1994


                                                      ASSETS

CURRENT ASSETS:
     Cash                                               $ 14,011
       Accounts receivable-net of $5,000
       allowance for doubtful accounts                    81,447
     Other current assets                                 23,058   $118,516
                                                        --------

PROPERTY & EQUIPMENT:
     Station equipment                                   259,002
     Furniture and office equipment                       29,854
     Leasehold improvements                               84,277
                                                       ---------
                                                         373,133
     Accumulated depreciation and amortization          (122,784)   250,349
                                                       ---------

OTHER ASSETS:
     Customer accounts, net of $36,699 of amortization   513,120
     Organization cost, net                               58,809
     Other                                                38,764    610,693
                                                       ---------   --------
                                                                   $979,558

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses               $  105,584
     Acquisition contracts payable                           80,510
     Unearned revenue                                        12,862
     Current portion of debt                                 35,791  $234,747
                                                          ---------

LONG-TERM DEBT:
     Equipment installment note payable                      87,672
     Note payable shareholder                                 5,867
     Note payable to financial institution                  194,173   287,712
                                                          ---------

SHAREHOLDERS' EQUITY:
     Common stock, 1000 shares authorized $1 par value,
       100 shares issued and outstanding                        100
     Additional paid-in-capital                           1,064,030
     Retained deficit                                      (607,031)  457,099
                                                         ---------- --------
                                                                     $979,558
The accompanying notes are an integral part of the financial statements.

                          GUARDIAN INTERNATIONAL, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994




REVENUES:
     Monitoring                                $372,627
     Installation                               221,852
     Other                                        1,939          $596,418
                                              ---------


OPERATING EXPENSES:
     Monitoring - primarily salaries            155,872
     Installation                               200,683
     Amortization of customer contracts          36,699
     Depreciation and amortization              106,530
     General and administrative                 447,438           947,222
                                               --------         ---------

            Operating loss                                       (350,804)

INTEREST EXPENSE                                                   23,537

            Net loss                                            $(374,341)




















The accompanying notes are an integral part of the financial statements.

                                                      Page 3
                          GUARDIAN INTERNATIONAL, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

CASH FLOWS FROM OPERATING ACTIVITIES:

     Net loss                                            ($374,341)
     Adjustment to reconcile net loss to net
       cash used in operating activities:
           Depreciation and amortization of property        88,887
           Amortization-customer accounts                   36,699
           Amortization-organization expense                17,642
           Provision for doubtful accounts                   5,000

     Changes in assets and liabilities:
           Accounts receivable                             (67,550)
           Other current assets                            (23,058)
           Accounts payable and accrued expenses            56,219
           Acquisition contracts payable                    80,510
           Unearned revenue                                 11,662
                                                          --------

            Net cash used in operating activities         (168,330)
                                                         ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of fixed assets                              (14,784)
     Acquisition of customer accounts                     (540,211)
     Other assets                                          (25,447)
                                                        ----------

           Net cash used in investing activities          (580,442)
                                                         ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments of long-term debt                           (119,338)
     Proceeds from line-of-credit                          194,173
     Decrease in shareholders' loans                      (376,082)
     Cash contributions and conversion of
       shareholders' loans to capital                    1,064,030

           Net cash provided by financing activities       762,783
                                                         ---------

           Net change in cash                               14,011

CASH, BEGINNING OF PERIOD                                      -

CASH, END OF PERIOD                                      $  14,011
                                                         =========




The accompanying notes are an integral part of the financial statements.



                          GUARDIAN INTERNATIONAL, INC.
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1994




                                                Additional


                               Common             Paid-in              Retained
                                Stock             Capital              Deficit               Total


Balance, December 31, 1993      $100         $          -            $ (232,690)         $ (232,590)

     Net loss                     -                     -              (374,341)           (374,341)


     Capital contributions        -              1,064,030                 -              1,064,030
                               -----            ----------       --------------          ----------



Balance, December 31, 1994      $100            $1,064,030           $ (607,031)         $  457,099
                                ====            ==========           ==========          ==========




The accompanying notes are an integral part of the financial statements.

                          GUARDIAN INTERNATIONAL, INC.

              FINANCIAL STATEMENTS AS OF DECEMBER 31, 1995 AND 1994

                  TOGETHER WITH REPORT OF INDEPENDENT AUDITORS

                         REPORT OF INDEPENDENT AUDITORS


To the Stockholders of
  Guardian International, Inc.

We have audited the accompanying balance sheets of Guardian International, Inc. ( a Florida S corporation) as of December 31, 1995 and 1994, and the related statements of operations, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guardian International, Inc. as of December 31, 1995 and 1994 and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

                      McKEAN, PAUL, CHRYCY, FLETCHER & CO.


February 26, 1996

                          GUARDIAN INTERNATIONAL, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994


                                                           1995           1994
                                                          -----          -----
                                ASSETS

CURRENT ASSETS:
     Cash                                             $     14,263   $  14,011
     Accounts receivable, net of $15,000 and $5,000
        allowance for doubtful accounts, respectively      146,285      81,447
     Other current assets                                    7,943      23,058
                                                       ------------- ---------
          Total current assets                             168,491     118,516
                                                      ------------   ---------

PROPERTY & EQUIPMENT:
     Station equipment                                     287,055     259,002
     Furniture and office equipment                          31,85      29,854
     Leasehold improvements                                103,217      84,277
                                                      ------------   ---------
                                                           422,131     373,133
    Accumulated depreciation and amortization             (212,184)   (122,784)
                                                      ------------   ---------
                                                           209,947     250,349
                                                      ------------   ---------
OTHER ASSETS:
    Customer accounts, net of $124,482 and $36,699
       of amortization, respectively                    2,075,671      513,120
    Organization cost, net                                 41,165       58,809
    Other                                                 138,492       38,764
                                                      ------------   -----------
                                                        2,255,328      610,693
                                                      -----------    ----------
           Total Assets                               $2,633,766     $ 979,558
                                                      ==========

                 LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expense      $     82,583         $  105,584
    Acquisition contracts payable                  102,484             80,510
    Unearned revenue                                60,880             12,862
    Current portion of debt                         44,947             35,791
                                              -------------        -----------
                                                   290,894            234,747
                                              ------------         ----------
LONG TERM DEBT:
    Equipment installment notes payable             61,970             87,672
    Notes and loans payable to shareholders        198,887              5,867
    Note payable to financial institution        1,895,299            194,173
                                               -----------          ----------
                                                 2,156,156            287,712
                                               -----------          ----------
SHAREHOLDERS' EQUITY:

     Common stock, 1,000 shares authorized, $1 par
         value, 100 shares issued and outstanding               100         100
     Additional paid-in capital                           1,064,030   1,064,030
     Retained deficit                                      (877,414)   (607,031)
                                                       ------------   ----------
                                                            186,716     457,099
                                                       ------------   ----------
           Total Liabilities and Shareholders' Equity    $2,633,766   $ 979,558
                                                       ==========     =========


The accompanying notes to financial statements are an integral part of these statements.

                          GUARDIAN INTERNATIONAL, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                  1995               1994
                                               -----------        ----------

REVENUES:
    Monitoring                              $    953,034           $ 372,627
    Installation                                 131,229             221,852
    Other                                         10,285               1,939
                                            -------------       -------------
                                               1,094,548             596,418
                                            -----------         -----------

OPERATING EXPENSES:
    Monitoring - salaries                        215,711             155,872
    Installations                                141,121             200,683
    General and administrative                   660,969             447,438
                                            ------------
                                               1,017,801             803,993
                                            -----------         -----------

    Operating income (loss) before
      interest expense, amortization              76,747            (207,575)
      and depreciation

INTEREST EXPENSE, AMORTIZATION
  AND DEPRECIATION:
     Interest expense                            146,331              23,537
     Amortization of customer contracts           87,783              36,699
     Depreciation and amortization               113,016             106,530
                                            ------------
                                                 347,130             166,766
                                            ------------         ----------
     Net loss                               $   (270,383)          $(374,341)
                                              ===========         ==========

The accompanying notes to financial statements are an integral part of these statements.



                          GUARDIAN INTERNATIONAL, INC.
                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                  Additional
                             Common              Paid-in             Retained
                               Stock             Capital              Deficit               Total


Balance,  December 31, 1993  $     100         $      -            $ (232,690)           $(232,590)

     Net loss                           -             -              (374,341)            (374,341)

     Capital contributions              -        1,064,030                 -             1,064,030
                              ------------     -----------     ----------------      ---------

Balance, December 31, 1994         100           1,064,030           (607,031)             457,099

      Net loss                          -             -              (270,383)            (270,383)
                              -----------      -----------------   ----------

Balance, December 31, 1995   $     100          $1,064,030          $(877,414)           $ 186,716
                             =========         ==========          =========             =========





The accompanying notes to financial statements are an integral part of these statements.

                          GUARDIAN INTERNATIONAL, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                       1995              1994
                                                       ----              ----
CASH FLOW FROM OPERATING ACTIVITIES:
 Net loss                                          $  (270,383)       $(374,341)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
         Depreciation and amortization                95,372             88,887
         Amortization of customer accounts            87,783             36,699
         Amortization of organization expenses        17,644             17,642
         Provision for doubtful accounts              23,815              5,000

   Changes in assets and liabilities:
         Accounts receivable                         (88,653)           (67,550)
         Other  assets                               (90,585)           (23,058)
         Accounts payable and accrued liabilities    (23,001)            56,219
         Acquisition contracts payable                21,974             80,510
         Unearned revenue                             48,018             11,662
                                                   ---------
          Net cash used in operating activities     (178,016)         ( 168,330)
                                                   --------           ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of fixed assets                         (34,636)           (14,784)
    Acquisition of customer accounts              (1,650,334)          (540,211)

    Other assets                                       -                (25,447)
                                               ------------------------------

            Net cash used in investing activities (1,684,970)         ( 580,442)
                                                  -----------         ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments of debt                               (356,945)          (119,338)
     Proceeds from financial institutions          2,001,539            194,173
     Increase (decrease) in shareholders' loan       218,644          ( 376,082)
     Cash contributions and conversion of share-          -              64,030
      holders' loans to capital                  ----------------     ---------

        Net cash provided by financing activities  1,863,238            762,783
                                                   ----------         ----------

           Net change in cash                            252             14,011

CASH, BEGINNING OF PERIOD                             14,011                 -
                                                   ------------

CASH, END OF PERIOD                    $     14.263        $   14,011
                                       ============        ==========

NON CASH INVESTING ACTIVITY:
   Financed acquisition of property    $     14,362               -
                                       ------------

SUPPLEMENTAL DISCLOSURES:
   Interest paid                       $    128,281         $  23,283
                                       -----------


The accompanying notes to financial statements are an integral part of these statements.

                          GUARDIAN INTERNATIONAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1994

1.   SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

     A.  Operations

                  Guardian International, Inc. ("The Company") operates a central monitoring alarm station and installs alarm systems for residential and commercial customers in Florida .

     B.  Income Taxes

                  The Company, with the consent of its stockholders, has elected to be treated as an S Corporation under the provisions of the Internal Revenue Code. Under these provisions, the income or loss of the corporation is included in the income tax returns of the individual stockholders. Accordingly, no income tax provision or benefit has been reflected in the accompanying financial statements.

     C.  Property and Equipment

                  Property and equipment are carried at cost. Depreciation is computed using accelerated methods over the estimated useful lives of the assets as follows:

                                      Life
         Equipment                                     5-7 years
         Leasehold Improvements                      31 1/2 years

     D.  Customer Accounts

                  Customer accounts purchased from alarm dealers are reflected at cost. Effective January 1, 1995, the Company extended the estimated life of purchased customer accounts and the applicable straight-line
     amortization period from 5 to 10 years.   The change in the estimated
     useful lives was made to more accurately reflect current industry practice. The effect of the change was to decrease the net loss by approximately $168,000 for the year ended December 31, 1995. It is the Company's policy to periodically evaluate acquired customer account attrition and, when necessary, adjust the remaining useful lives.
     .

     E.  Revenues

         Revenues from monitoring alarm services are recognized when service is rendered. Amounts paid in advance are deferred and recognized as revenue in the period service occurs. Revenues from installation of alarm systems are recognized in the period installed.

     F.  Concentration of Credit Risk

                  Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade receivables from large number of residential and commercial customers.


2.   ACQUISITION OF CUSTOMER ACCOUNTS

         During the years ended December 31, 1995 and 1994, the Company purchased $1,650,334 and $540,211 respectively of customer accounts from various independent alarm dealers which are reflected as customer accounts in the balance sheet. At December 31, 1995 and 1994, the Company owed $102,484 and $80,510, respectively in connection with these acquisitions which is included in the balance sheet as "Acquisition Contracts Payable".

         On January 4, 1996 (subsequent to year end) the Company purchased certain assets consisting primarily of customer accounts and equipment from an alarm dealer for approximately $1.8 million. The purchase was financed with borrowings under the existing line of credit with a financial institution (see
Note 3). As of December 31, 1995, the Company had made a $100,000 deposit which is included in "Other Assets" in the balance sheet.

3.   NOTES  PAYABLE

     (a) Financial Institution

         In November 1994, the Company entered into a $7 million line of credit with a financial institution for the purpose of borrowing funds to acquire customer alarm accounts. Borrowings ($1,895,299 at December 31, 1995) under the agreement bear interest at 3% above prime. The loan is collateralized by the Company's assets and matures on November 30, 1999. The principal shareholders of the Company have personally guaranteed $700,000 of the loan and pledged their stock as collateral. The agreement contains certain conditions including, but not limited to, restrictions related to indebtedness, net worth and distribution payments to shareholders. At December 31, 1995, the Company did not comply with certain conditions of the agreement for which a waiver was obtained from the lender.

     In connection with the loan, the Company has agreed to pay the lender a "Capital Appreciation Payment" if a market event occurs (i.e. merger or consolidation, sale or disposition of the Company or 20% or more of the number of its outstanding common shares, etc.). The payment is based on a percentage (approximately 25%) of the fair value of the Company's common stock after deducting $1 million plus any capital contributions by the principal shareholders for the purchase of additional shares of common stock.

     (b)          Loans Payable to Principal Shareholders

         As of December 31, 1995 the principal shareholders have loaned the Company $194,644. The loans bear interest at 7% and have no fixed maturity date. The shareholders have indicated that these loans will not be due within a year and therefore are classified as long-term debt in the balance sheet.

4.   RELATED PARTY TRANSACTIONS

     Leased Facilities

     The Company rents on a month to month basis its monitoring facilities from an affiliate which is owned by the principal shareholders of the Company. The informal agreement required lease payments of approximately $32,000 and $50,000 during 1995 and 1994, respectively. Lease payments for the facilities in 1996 are estimated to be $35,000.

                  GUARDIAN INTERNATIONAL, INC.
         UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited proforma condensed consolidated financial statements give effect to the acquisition by Guardian International, Inc. ("Guardian") of Everest Security Systems Corporation ("Everest"), pursuant to the Acquisition Agreement between the parties, and are based on the estimates and assumptions set forth therein. This proforma information has been prepared utilizing the historical financial statements and notes thereto, which are included. The proforma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.

The proforma financial information is based on the purchase method of accounting as a reverse acquisition with Guardian being deemed the acquirer. The proforma entries are described in the accompanying notes to the unaudited proforma condensed consolidated financial statements. The proforma unaudited condensed consolidated statements of operations assumes the acquisition took place on the first day of the period presented.

                          GUARDIAN INTERNATIONAL, INC.
         UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1996


Unaudited Proforma Condensed Consolidated Financial Statements

The  following   represents  the  unaudited  proforma   condensed   consolidated
statements of operations for the eight months ended August 31, 1996, assuming the transaction was consummated as of January 1, 1996.

                  Historical                Historical

               Guardian         Everest
               International,   Security Systems,
               Inc.For the      Inc.For the
               Eight Months     Eight Months         Proforma        Proforma
               Ended August     Ended August          Entries        Combined
               31, 1996         31, 1996

Revenue          $1,965,273      $870,717          (1) $(2,986)    $2,833,004

Operating
  Expenses        1,245,472     1,147,773          (1)  (2,986)     2,390,259
                  ---------      ---------            --------     ---------

Income Before
  Interest,
 Amortization
 and Other       719,801        (277,056)                             442,745

Interest
  Amortization
  and Other                                        (2)  (17,536)
                                                   (3)  (29,631)
                                                   (4)   55,394
                  835,173         70,956           (5)   14,491       928,847
                  -------         ------                              -------

Net Loss          $115,372      $348,012                             $486,102
                   ========      ========                            ========

Net Loss
  Per Share                                                             $0.09

Weighted Average
  Number of Shares
  Outstanding                                                       5,383,693


(1)  To eliminate activity which would have been intercompany activity.
(2) To switch Everest amortization of customer contracts to Guardian's amortization method.
(3)  To eliminate amortization of goodwill on Everest's books.
(4)  To recognize amortization of goodwill created in transaction.
(5) To recognize amortization of capitalized interest related to issuance of shares to financial institution.

                          GUARDIAN INTERNATIONAL, INC.
         UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1995


Unaudited Proforma Condensed Consolidated Financial Statements

The  following   represents  the  unaudited  proforma   condensed   consolidated
statements of operations for the eight months ended August 31, 1995, assuming the transaction was consummated as of January 1, 1995.

                  Historical       Historical

                  Guardian         Everest
                  International,   Security Systems,
                  Inc. For the     Inc. For the        Proforma        Proforma
                  Eight Months     Eight Months        Entries         Combined
                  Ended August     Ended August
                  31, 1995         31, 1995

Revenue          $694,016            $813,521                        $1,507,537

Operating
  Expenses        256,568             620,872                           877,440
                  -------             -------                           -------

Income Before
  Interest,
  Amortization
  and Other      437,448              192,649                           630,097

Interest
  Amortization
  and Other                                          (1) (29,631)
                                                     (2)  55,394
                                                     (3)  14,491
                 614,070              403,897                         1,058,221
                 -------              -------                         ---------

Net Loss        $176,622             $211,248                          $428,124
                ========             ========                          ========
Net Loss
  Per Share                                                               $0.11

Weighted Average
  Number of Shares
  Outstanding                                                         3,844,740
                                                                      =========

(1)  To eliminate amortization of goodwill on Everest's books.
(2)  To recognize amortization of goodwill created in transaction.
(3) To recognize amortization of capitalized interest related to issuance of shares to financial institution.











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